UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : January 1, 2008
ECHOSTAR HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-33807 (Commission File Number)	26-1232727 (IRS Employer Identification No.)

90 INVERNESS CIRCLE E. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 723-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On January 1, 2008 (the “Distribution Date”), EchoStar Communications Corporation (“ECC”) completed the distribution of all of the outstanding shares of common stock of EchoStar Holding Corporation (“EHC” or the “Company”) to the stockholders of ECC in a spin-off (the “Spin-Off”) intended to qualify for tax-free treatment. ECC retains its pay-TV business, DISH Network, and EHC holds the digital set-top box business, certain satellites, uplink and satellite transmission assets, real estate and other assets and related liabilities formerly held by ECC. EHC is now an independent, publicly-traded company the shares of Class A common stock of which trade under the symbol “SATS” on the NASDAQ Global Select Market.
     In connection with the Spin-Off, the Company entered into certain agreements with ECC to effect the Spin-Off and to define responsibility for obligations arising before and after the Distribution Date, including, among others, obligations relating to set-top box sales, transition services, taxes, employees and intellectual property. Information regarding the material agreements is summarized below.
     Separation Agreement
     Immediately prior to the Distribution, the Company entered into a separation agreement with ECC which provides, among other things, for the contribution to the Company of ECC’s set-top box business and the other assets to be transferred to the Company in the Spin-Off (the “Contributed Assets”), the distribution of shares of the Company’s common stock to ECC shareholders and other matters related to ECC’s relationship with the Company. Except as expressly set forth in the separation agreement, the contribution of the Contributed Assets was made on an “as is,” “where is” basis, and EHC will bear the economic and legal risk of the contribution. As part of the contribution, EHC has assumed and agreed to perform and fulfill all of the liabilities (including contingent liabilities) of the Contributed Assets in accordance with their respective terms, including the intellectual property liabilities relating to the Contributed Assets for acts or events occurring on or before the Distribution Date, except for certain liabilities to be retained by ECC. Except as expressly set forth in the separate agreement, ECC has not made any representation or warranty as to the assets or liabilities transferred or assumed as part of the contribution, or as to any consents which may be required in connection with the transfers. As part of the separation agreement, the Company and ECC have also agreed to provide one another with information reasonably necessary to comply with reporting, disclosure or filing requirements of governmental authorities, for use in judicial, regulatory, administrative and other proceedings and to satisfy audit, accounting, claims, litigation or similar requests, whether business or legal related.
     Broadcast Agreement
     Immediately prior to the distribution, the Company entered into a broadcast agreement with a subsidiary of ECC, whereby ECC will receive broadcast services including teleport services such as transmission and downlinking, channel origination services, and channel management services from the Company thereby enabling ECC to deliver satellite television programming to subscribers. Additionally, ECC has the right, but not the obligation, to have the Company purchase certain equipment on ECC’s behalf for a fee that is equal to an agreed percentage of the equipment cost, which will vary depending on the nature of the equipment purchased. The broadcast agreement will have a term of two years and ECC will have the right, but not the obligation, to extend the agreement annually for successive one-year periods for up to two additional years. ECC may terminate channel origination services and channel management services for any reason and without any liability upon sixty days written notice to the Company. If ECC terminates teleport services for a reason other than the Company’s breach, ECC shall pay the Company a sum equal to the aggregate amount of the remainder of the expected cost of providing the teleport service. The fees for the services to be provided under the broadcast agreement will be cost plus an additional amount that is equal to an agreed percentage of the Company’s cost, which will vary depending on the nature of the services provided.
     Employee Matters Agreement
     Immediately prior to the distribution, the Company entered into an employee matters agreement with ECC, providing for each company’s respective obligations to its employees. Pursuant to the agreement, the Company established a defined contribution plan for the benefit of the Company’s eligible employees in the United States. In addition, the Company has established welfare plans for the benefit of the Company’s eligible employees and their respective eligible dependents that are substantially similar to the welfare plans currently maintained by ECC. The Company has also established stock incentive plans and an employee stock purchase plan. There are no payments expected under the employee matters agreement except for the reimbursement of certain expenses in connection with these employee benefit plans and potential indemnification payments in accordance with the separation agreement. The employee matters agreement is non-terminable and will survive for the applicable statute of limitations. The employee matters agreement also addresses the treatment of ECC stock options and restricted stock unit awards in connection with the Spin-Off.
     Intellectual Property Matters Agreement
     Immediately prior to the distribution, the Company entered into an intellectual property matters agreement with ECC and certain of its subsidiaries. The intellectual property matters agreement governs the Company’s relationship with ECC with respect to patents, trademarks and other intellectual property. Pursuant to the intellectual property matters agreement, ECC and certain of its subsidiaries will irrevocably assign to the Company all right, title and interest in certain patents, trademarks and other intellectual property necessary for the operation of the Company’s set-top box business. In addition, the agreement will permit the Company to use, in the operation of its set-top box business, certain other intellectual property currently owned or licensed by ECC and its subsidiaries.
     The Company will grant to ECC and its subsidiaries a non-exclusive, non-transferable, worldwide license to use the name “EchoStar” and a portion of the assigned intellectual properties as trade names and trademarks for a limited period of time in connection with ECC’s continued operation of the consumer business. The purpose of this license is to eliminate confusion on the part of customers and others during the period following the Spin-Off. After the transitional period, ECC and its subsidiaries may not use the “EchoStar” name as trademarks. Similarly, the intellectual property matters agreement provides that the Company will not make any use of the name or trademark “DISH Network” or any other trademark owned by ECC or its subsidiaries. There are no payments expected under the intellectual property matters agreement and it will continue in perpetuity.
     Management Services Agreement
     Immediately prior to the distribution, the Company entered into a management services agreement with ECC pursuant to which ECC will make certain of its officers available to provide services (primarily legal and accounting services) to the Company. Specifically, Bernard L. Han, R. Stanton Dodge and Paul W. Orban will remain employed by ECC, but will serve as the Company’s Executive Vice President and Chief Financial Officer, Executive Vice President and General Counsel, and Senior Vice President and Controller, respectively. In addition, Carl E. Vogel will remain employed by ECC but will provide services to the Company as an advisor. The Company will make payments to ECC based upon an allocable portion of the personnel costs and expenses incurred by ECC with respect to such ECC officers (taking into account wages and fringe benefits). These allocations will be based upon the anticipated percentages of time to be spent by the ECC officers performing services for the Company under the management services agreement. The Company will also reimburse ECC for direct out-of-pocket costs incurred by ECC for management services provided to the Company. The Company and ECC will evaluate all charges for reasonableness at least annually and make any adjustments to these charges as the Company and ECC mutually agree upon.
     The management services agreement will continue in effect until January 1, 2009, and will be renewed automatically for successive one-year periods thereafter, unless earlier terminated (1) by the Company at any time upon at least 30 days’ prior written notice, (2) by ECC at the end of any renewal term, upon at least 180 days’ prior notice; and (3) by ECC upon written notice to the Company, following certain changes in control.
     Receiver Agreement
     Immediately prior to the distribution, a subsidiary of the Company entered into a receiver agreement for the sale of receivers and other satellite television programming accessories to a subsidiary of ECC. Under the receiver agreement, the ECC subsidiary will have the right but not the obligation to purchase receivers and accessories from the Company for a two-year period. Additionally, the Company will provide ECC with standard manufacturer warranties for the goods sold under the receiver agreement. ECC may terminate the receiver agreement for any reason upon sixty days written notice to the Company. The Company may also terminate this agreement if certain entities were to acquire control of ECC. ECC will have the right, but not the obligation, to extend the receiver agreement annually for up to two years. The receiver agreement will allow ECC to purchase receivers and accessories from the Company at cost plus an additional amount that is equal to an agreed percentage of the Company’s cost, which will vary depending on the nature of the equipment purchased. The receiver agreement will also include an indemnification provision, whereby the parties will indemnify one another for certain intellectual property issues.
     Tax Sharing Agreement
     Immediately prior to the distribution, the Company entered into a tax sharing agreement with ECC which will govern the Company’s and ECC’s respective rights, responsibilities and obligations after the Spin-Off with respect to taxes for the periods ending on or before the Spin-Off. Generally, all pre-Spin-Off taxes, including any taxes that are incurred as a result of restructuring activities undertaken to implement the Spin-Off, will be borne by

ECC, and ECC will indemnify the Company for such taxes. However, ECC will not be liable for and will not indemnify the Company for any taxes that are incurred as a result of the Spin-Off or certain related transactions failing to qualify as tax-free distributions pursuant to any provision of Section 355 or Section 361 of the Internal Revenue Code of 1986, as amended, because of (i) a direct or indirect acquisition of any of the Company’s stock, stock options or assets (ii) any action that the Company takes or fails to take or (iii) any action that the Company takes that is inconsistent with the information and representations furnished to the IRS in connection with the request for the private letter ruling, or to counsel in connection with any opinion being delivered by counsel with respect to the spin-off or certain related transactions. In such case, the Company will be solely liable for, and will indemnify ECC for, any resulting taxes, as well as any losses, claims and expenses. The tax sharing agreement will only terminate after the later of the full period of all applicable statutes of limitations including extensions or once all rights and obligations are fully effectuated or performed.
     Transition Services Agreement
     Immediately prior to the distribution, the Company entered into a transition services agreement with ECC pursuant to which ECC, or one of its subsidiaries, will provide certain transition services to the Company. Under such transition services agreement, the Company will have the right, but not the obligation, to receive the following services from ECC or one of its subsidiaries: finance, information technology, benefits administration, travel and event coordination, human resources, human resources development (training), program management, internal audit and corporate quality, legal, accounting and tax, and other support services.
     The transition services agreement has a term of two years and the fees for the services provided under such agreement will be cost plus an additional amount that is equal to an agreed percentage of ECC’s cost, which will vary depending on the nature of the services provided. The Company may terminate the transition services agreement with respect to a particular service for any reason upon thirty days prior written notice. This limited-term agreement is designed to smooth the Company’s transition to a stand-alone public company.
     Additional information regarding the foregoing agreements is included in EHC’s Information Statement (the “Information Statement”), filed as Exhibit 99.1 to EHC’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (“SEC”) on December 28, 2007 (File No. 001-33807).
Item 2.01. Completion of Acquisition or Disposition of Assets
     In connection with the Spin-Off, ECC contributed or otherwise transferred to the Company the contributed assets, and the Company assumed certain liabilities related to the contributed assets as described under “Separation Agreement”, above. The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.01 of this Current Report on Form 8-K. In addition, the financial statements relating to the Spin-Off set forth in the Information Statement, are incorporated by reference into Item 2.01 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(b)	Pro Forma Financial Information
     Pro Forma financial statements are incorporated by reference to the “Unaudited Pro Forma Combined and Adjusted Financial Information” included in the Information Statement.
(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Separation Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 2.1 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.2	Transition Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.1 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

Exhibit Number	Exhibit Description

99.3	Tax Sharing Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.2 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.4	Employee Matters Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.3 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.5	Intellectual Property Matters Agreement between EchoStar Holding Corporation, EchoStar Acquisition L.L.C., Echosphere L.L.C., EchoStar DBS Corporation, EIC Spain SL, EchoStar Technologies Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.4 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.6	Management Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.5 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.7	Receiver Agreement between EchoSphere L.L.C. and EchoStar Technologies L.L.C. (Incorporated by reference from Exhibit 10.26 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.8	Broadcast Agreement between EchoStar Holding Corporation and EchoStar Satellite L.L.C. (Incorporated by reference from Exhibit 10.27 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ECHOSTAR HOLDING CORPORATION
Date: January 7, 2008	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Separation Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 2.1 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.2	Transition Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.1 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.3	Tax Sharing Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.2 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.4	Employee Matters Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.3 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.5	Intellectual Property Matters Agreement between EchoStar Holding Corporation, EchoStar Acquisition L.L.C., Echosphere L.L.C., EchoStar DBS Corporation, EIC Spain SL, EchoStar Technologies Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.4 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.6	Management Services Agreement between EchoStar Holding Corporation and EchoStar Communications Corporation (Incorporated by reference from Exhibit 10.5 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.7	Receiver Agreement between EchoSphere L.L.C. and EchoStar Technologies L.L.C. (Incorporated by reference from Exhibit 10.26 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)

99.8	Broadcast Agreement between EchoStar Holding Corporation and EchoStar Satellite L.L.C. (Incorporated by reference from Exhibit 10.27 to the Form 10 (File No. 001-33807) of EchoStar Holding Corporation)